February 1, 2011

COLDSTREAM DIVIDEND GROWTH FUND
a series of Advisors Series Trust

Supplement to the
Statement of Additional Information (“SAI”)
dated September 30, 2010

On December 27, 2010, shareholders of the Coldstream Dividend Growth Fund (the “Fund”) approved a new investment advisory agreement between Coldstream Capital Management, Inc. (“Coldstream”), the Fund’s investment advisor, and Advisors Series Trust, on behalf of the Fund.  The shareholder vote was in anticipation of a change in ownership and control of Coldstream that occurred on January 27, 2011, when certain principal employees of Coldstream purchased a controlling interest in Coldstream’s holding company, Coldstream Holdings, Inc. (“Coldstream Holdings”), from Boston Private Financial Holdings, Inc.

Accordingly, the first paragraph under the heading titled “The Fund’s Investment Advisor,” on page 13 of the SAI, is deleted and replaced with the following:

“Coldstream Capital Management, Inc., founded in 1996, acts as investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  Due to the percentage ownership each has in the Advisor, Kevin M. Fitzwilson and Roger C. Reynolds are control persons of the Advisor.”

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Please retain this Supplement with the SAI.